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AMENDMENT NO. 1 TO
ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT

THIS AMENDMENT No. 1 (“Amendment No. 1”), dated as of April 26, 2006 is made by and between US GEOTHERMAL, INC., an Idaho corporation, with its principal place of business at 1509 Tyrell Lane, Suite B, Boise, Idaho 83706 (“Company”) and ORMAT NEVADA, INC., a Delaware corporation, with its principal place of business at 6225 Neil Road, Suite 300, Reno, NV 89511-1136 (“Contractor”) to that certain ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT dated as of December 5, 2005 (“Contract”). Terms defined in the Contract shall have the same meaning when used in this Amendment No. 1

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Contractor agree to amend the Contract as follows:

1. Section 4.1 of the Contract is hereby amended to read in its entirety as follows:

Company shall issue a Notice to Proceed to Contractor only at such time as Company pays to Contractor simultaneously with the issuance of such Notice to Proceed the amount specified for the first payment milestone set forth in the Schedule. Contractor shall have the right to terminate this Contract if the Notice to Proceed has not been provided by June 1, 2006. Company represents and warrants to Contractor that as of the date of the NTP, Company has at least $10 million in available funds that it has dedicated for use in funding the Company's payment obligations under this Contract.

2. The last sentence of Section 5.3.1 of the Contract is hereby amended to read in its entirety as follows:

Contractor agrees to forebear the requirement for payment of the Gross Invoice Amount for payment milestones in the Schedule (other than payment milestone nos. 1 and 2 for which the Gross Invoice Amount shall be paid by Company to Contractor) and Contractor shall accept payment of the Minimum Payment with respect to such invoice; provided, that Company shall provide to Contractor a Letter of Credit in a form, and issued by a financial institution, acceptable to Contractor, for the greater of (a) One Million Dollars ($1,000,000) or (b) the aggregate of the Gross Invoice Amount less the Minimum Payment plus any outstanding balances owed to Contractor by Company in relation to prior invoices where Company paid Contractor a Minimum Payment.

3. Section 18.3 of the Contract is hereby amended to read in its entirety as follows:

In the event that the duration of the suspensions by Contractor pursuant to Section 18.4 or by Company exceeds ninety (90) Days in the aggregate, then Contractor may give notice to the Company’s Representative requesting permission to proceed. If permission is not granted within twenty (20) Days of the delivery of such

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notice, Contractor may terminate its obligations under the Contract by so notifying Company in writing, and Contractor shall be entitled to payments as described in Section 19.2.2.

4. Section 18.4 of the Contract is hereby amended to read in its entirety as follows:

Contractor may suspend performance of the Work hereunder, in whole or in part, upon ten (10) Days’ prior written notice to Company of such suspension (i) if within forty-five (45) Days of the issuance of the Notice to Proceed Company has not obtained the Letter of Credit in the minimum amount described in Section 5.3.1, (ii) if within six (6) months of the issuance of the Notice to Proceed Company has not arranged financing reasonably satisfactory to Contractor as being sufficient for Company to be able to meet its obligations under this Contract and to develop the Project; (iii) where Company has withheld from payment any amount invoiced by Contractor unless within fifteen (15) Days of the Company’s Representative’s receipt of any such invoice Company has released such payment or such withheld payment has been deposited into the joint bank account of Company and Contractor with Bank of America or other bank acceptable to Company and Contractor or otherwise set aside for payment to Contractor in a form acceptable to Contractor pending resolution of the dispute in accordance with the dispute resolution procedures set forth in Article 14; (iv) the aggregate amount of the Contract Price payments being withheld by Company, whether or not deposited in the above-referenced account, equals Two Hundred Thousand Dollars ($200,000); or (vi) Company breaches or is in default under any financing obligations with any Financing Parties. Such suspension shall continue for the period specified in the suspension notice.

5.    Exhibit B of the Contract, dated December 5, 2005 is hereby amended to read in its entirety as set forth in Exhibit B, Revision 1, dated April 26, 2006, a copy of which is attached to this Amendment No. 1.

6.    Contractor hereby gives notice to Company of the change of Contractor's notice address pursuant to Article 22 of the Contract to:

Ormat Nevada, Inc.
980 Greg Street
Sparks, NV 89431-6039
Attention: President
Fax: 702-356-9039

7.    The terms and conditions of the Contract as expressly amended above in the Amendment No. 1 remain in full force and effect and, as amended, this Contract and the Exhibits sets forth the full and complete understanding of the Parties relating to the subject matter hereof as of the date set forth above in this Amendment No. 1 and supersedes any and all negotiations, agreements, understandings and representations made or dated prior thereto with respect to such subject matter. Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the

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same instrument. To expedite the process of entering into this Amendment, the parties acknowledge that Transmitted Copies of this Amendment No. 1 shall be equivalent to original documents until such time (if any) as original documents are completely executed and delivered. “Transmitted Copies” mean copies that are reproduced or transmitted via facsimile or another process of complete and accurate reproduction and transmission.

          IN WITNESS WHEREOF, the Parties have caused this Contract to be executed on the date first above written.

Company:		Contractor:

US Geothermal, Inc.		Ormat Nevada, Inc.

By:		By:

Name:	Daniel Kunz	Name:	Hezy Ram

Title:	President and CEO	Title:	Executive Vice President

EXHIBIT B
CONTRACT PRICE and
PROJECT MILESTONE AND PAYMENT SCHEDULE
Raft River EPC Contract between US Geothermal and Ormat
Revision 1 - April 26, 2006

	A. Contract Price
	The Contract Price for the Facility is	$20,200,000
		(twenty million, two hundred thousand US dollars)
B.	Milestone Payment

Schedule

#	DESCRIPTION (notes 1 - 5)	Month (notes 7-9)	Documentation for Payments (notes 6)	% of EPC Contract Price
				Change in Committed Cost	Minimum cash payment	L/C fund amount
1	Sign Contract	n/a		0%	0%	0%
2	Notice to Proceed	0.0	· Contractor's invoice	10%	10%	0%
3	provide geotechnical and topographical study (by Company)	2.0				0%
4	issue purchase order for heat exchangers materials or issue purchase order or subcontract for heat exchangers (subcontracted)	2.0	· Contractor's invoice · P.O. for heat exchanger tubes or P.O. or Subcontract for heat exchanger Subcontractor	15%	3%	12%
5	finalize oec components specification	2.0				0%
6	complete conceptual design (p&id; sld; layout; main equipment specification)	2.0	· Contractor's invoice · Submittal to Company of conceptual design package	2%	2%	0%
7	provide access to the site and any other required land, easements and rights of way, including access roads and lay down area for start of construction (by Company)	2.5				0%
8	issue purchase order for step up transformer	3.0	· P.O. for step up transformer · Contractor's invoice	4%	2%	2%
9	issue purchase order for generator	3.0	· Contractor's invoice · P.O. for OEC Generator	4%	2%	2%
10	complete control configuration design	3.0		1%	1%	0%
11	Issue PO for detailed civil engineering	4.0	· Contractor's invoice · P.O/Engineering agreement for Civil Engineeringcivil engineering and Designdesign	1%	1%	0%
12	issue purchase order for cooling tower	4.0	· P.O. for Cooling Tower · Contractor's invoice	4%	2%	2%
13	provide all construction-related Company-obtained permits (by Company)	4.0				0%

#	DESCRIPTION (notes 1 - 5)	Month (notes 7-9)	Documentation for Payments (notes 6)	% of EPC Contract Price
				Change in Committed Cost	Minimum cash payment	L/C fund amount
14	issue po's for cooling water circ pumps	4.0	· Contractor's invoice · P.O. for cooling water pumps	4%	2%	2%
15	issue PO for detailed electrical engineering	6.0	· Contractor's invoice · P.O./Engineering Agreement for Electrical Engineeringand Design	1%	1%	0%
16	commence fabrication of heat exchangers	6.0		2%	2%	0%
17	Award Civil Contract	6.0	· Contractor's invoice · P.O./Subcontract Construction Contract for civil works	1%	1%	0%
18	complete civil detailed design	7.0		2%	1%	1%
19	complete mechanical detailed design	7.0		1%	1%	0%
20	Award Mech Constr Contract	7.0	· Contractor's invoice · P.O./Subcontractconstruction contract. for mechanical works	1%	2%	-1%
21	Award Electr Constr Contract	7.0	· Contractor's invoice · P.O./Construction contract for electrical works	1%	1%	0%
22	civil contractor mobilization to site	7.0	· Contractor's invoice	6%	1%	5%
23	construction power available (by Company)	7.0				0%
24	commence foundation work	8.0			2%	-2%
25	Vaporizer ready for shipment	10.0		2%	2%	0%
26	Cooling Tower Foundations complete	10.0	· Contractor's invoice	2%	2%	0%
27	Condenser ready for shipment	10.0	· Contractor's invoice · Packing List	3%	3%	0%
28	OEC generator ready for shipment	10.0		2%	3%	-1%
29	Cooling Tower Equipment Ready for Shipment	10.0	· Contractor's invoice · Packing List	3%	3%	0%
30	last oec components ready for shipment	11.0	· Contractor's invoice · Packing List	2%	2%	0%
31	OEC Foundations complete	11.0	· Contractor's invoice	1%	2%	-1%
32	Receive majority OEC equipment on site	11.0		1%	3%	-2%
33	Cooling tower pumps ready for shipment	11.0		2%	3%	-1%
34	commence electrical work	11.0	· Contractor's invoice	0%	2%	-2%
35	Provide operators ( By Company)	11.0		0%	0%	0%
36	commence erection oec unit	12.0	· Contractor's invoice	0%	3%	-3%
37	Receive final OEC equipment on site	12.0		2%	5%	-3%
38	geothermal fluid available to Facility (by Company)	12.0				0%

#	DESCRIPTION (notes 1 - 5)	Month (notes 7-9)	Documentation for Payments (notes 6)	% of EPC Contract Price
				Change in Committed Cost	Minimum cash payment	L/C fund amount
39	34.5 kV utility interconnection available for interconnect to Facility (by Company)	12.0				0%
40	Complete erection of cooling tower	13.0		2%	3%	-1%
41	energize power plant	15.0		1%	3%	-2%
42	complete erection of the oec unit	16.0		4%	9%	-5%
43	First admission of brine into the unit	16.5
44	substantial completion	17.0	· Contractor's invoice · Certificate of Substantial Completion Certificate · Performance Tests readiness notice provided under Section 6.3 of the Contract	8%	10%	-2%
45	Commence performance tests	17.5
46	guaranteed final completion date	19.0	· Contractor's invoice · Certificate of Final Completion Certificate	5%	5%	0%
100.0000%	100.0000%	0.0000%